EXHIBIT 99.1

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D (or any amendment thereof) need be filed on their behalf with respect to the beneficial ownership of any equity securities of
Teleport Communications Group Inc. or any subsequent acquisitions or dispositions of equity securities of Teleport Communications Group Inc. by any of the undersigned.

Dated:  July 12, 1996                  CONTINENTAL CABLEVISION, INC

                                       By:/s/P. Eric Kraus
                                          Name: P. Eric Krauss
                                          Title:  Vice President and Treasurer

                                       COMCAST CORPORATION

                                       By:/s/Stanley Wang
                                          Name: Stanley Wang
                                          Title: Senior Vice President

                                       COX TELEPORT PARTNERS, INC.

                                       By:/s/Andrew A. Merdek
                                          Name: Andrew A. Merdek
                                          Title:  Secretary

                                       COX COMMUNICATIONS, INC.

                                       By:/s/Andrew A. Merdek
                                          Name: Andrew A. Merdek
                                          Title:  Secretary

                                       COX HOLDINGS, INC.

                                       By:/s/Andrew A. Merdek
                                          Name: Andrew A. Merdek
                                          Title:  Secretary

                                       COX INVESTMENT COMPANY, INC.

                                       By:/s/Andrew A. Merdek
                                          Name: Andrew A. Merdek
                                          Title:  Secretary

                                       COX ENTERPRISES, INC.

                                       By:/s/Andrew A. Merdek
                                          Name: Andrew A. Merdek
                                          Title:  Secretary

                                       TELE-COMMUNICATIONS, INC.

                                       By:/s/Stephen M. Brett
                                          Name: Stephen M. Brett
                                          Title: Executive Vice President